Exhibit 10.27.13

AMENDMENT NUMBER ELEVEN TO THE
METLIFE PLAN FOR TRANSITION ASSISTANCE FOR GRADES 14 AND ABOVE
(Amended and Restated Effective April 1, 2014)
THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR GRADES 14 AND ABOVE (the “Plan”) is hereby amended, effective March 1, 2021, as follows:
The definition of “Service” in Section 1.4.20 is hereby amended to add the following paragraph at the end of the definition to read as follows:
“Notwithstanding anything to the contrary, effective March 1, 2021, for the avoidance of doubt, service earned at Versant Health, Inc. (including service earned at Versant Health, Inc. before Versant Health, Inc. became an Affiliate) by Former Versant Employees (as defined in the MetLife Welfare Benefit Plans) shall be added to the Service earned by such Former Versant Employees after such Former Versant Employee becomes an Employee of a Participating Employer (as defined under the MetLife Options and Choices Plan) in determining the total Service such Employee has earned.”
IN WITNESS WHEREOF, the Company has caused this Amendment to be adopted this __3rd_ day of March 2021.
METLIFE GROUP, INC.

/s/ Andrew Bernstein
Andrew Bernstein, Plan Administrator

Witness: /s/ Celia Donald